UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-06251

ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:  April 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Multi-Market Strategy Trust


Semi-Annual Report


April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



June 26, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Multi-Market Strategy Trust (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objective and Policies

Previously, this open-end fund sought the highest level of current income that is available, consistent with what AllianceBernstein considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. Effective April 1, 2006, the Fund's investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, in high-quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in currencies of foreign countries whose currencies are considered stable by AllianceBernstein. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Merrill Lynch (ML) 1-5 Year Government Bond Index, for the six- and 12-month periods ended April 30, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Global Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark, the ML 1-5 Year Government Bond Index, for both the six- and 12-month periods ended April 30, 2006. The primary detractor from performance was the Fund's currency exposure to both the Mexican peso and the New Zealand dollar. The Mexican peso depreciated 2.48% against the U.S. dollar during the six-month period and 0.12% during the 12-month period. The New Zealand dollar lost 8.81% during the six-month period and 12.71% during the 12-month period. During the current reporting period, the Fund held approximately 1% currency exposure to New Zealand and 4% currency exposure to Mexico.

Market Review and Investment Strategy

The investment-grade fixed-income markets posted weak returns during the semi-annual period, reflecting higher global interest rates. Global yields rose as the U.S. Federal Reserve (the "Fed") and the European Central Bank (ECB) raised their official interest rates. The Fed hiked rates another 100 basis points in quarter-point increments to end the period at 4.75%. The U.S. Treasury yield curve remained relatively flat, with yields in the 1-5 year maturity range rising approximately 47 basis points to yield near 4.9%.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 1


Stronger economic data in the euro area also led the ECB to raise its official rates from 2% to 2.5% in two quarter-point increments. European yields, as represented by German 1-5 year maturities, rose approximately 75 basis points during the reporting period to yield near 3.5%.

With inflation holding on target and growth gaining some traction in the U.K., the Bank of England left official rates unchanged at 4.5% for the eighth consecutive quarter. Nevertheless, UK short-term yields climbed approximately 30 basis points. Australia's short-term government bond yields also rose 27 basis points despite the Reserve Bank of Australia holding its cash rate steady at 5.5% since March 2005. Rates climbed in Canada, as well, with short-term rates rising approximately 50 basis points.

In March, the Bank of Japan removed its five-year policy of quantitative easing, in which it placed trillions in excess yen into the banking system to spur growth and end deflation. This policy was mandated after near-zero rates failed to provide monetary stimulus.

Most short-term developed global government bond markets posted modest positive returns with little variation in returns among the various market sectors. The U.S. Treasury market, as measured by the Merrill Lynch 1-5 Year Treasury Index, posted a return of 1.16%, significantly outperforming longer maturity Treasuries. Hedged global Treasuries, ex-U.S., with 1-5 year maturities posted similar returns of 1.19%. Hedged European government bonds in the 1-5 year maturity range underperformed the U.S., posting only 0.78%, while Japanese governments outperformed, posting 1.59%, according to Merrill Lynch. Short-term corporate bonds also posted modest positive returns with U.S. and European corporates in the 1-5 year maturity range returning 1.19% and 0.64%, respectively.

As previously announced, at a meeting of the Board of Directors of the Fund on May 4, 2006, the Board approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after August 4, 2006.


2 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch 1-5 Year Government Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index consists of short-term U.S. Treasury securities maturing in one to five years and is a standard measure of the performance of a basket of unmanaged short-term Treasury securities. For both the six- and 12-month periods ended April 30, 2006, the Lipper Global Income Funds Average consisted of 107 and 104 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Multi-Market Strategy Trust, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a part of its assets in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Fund invests in bonds and fixed-income securities, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED APRIL 30, 2006                       6 Months      12 Months
-----------------------------------------------------------------------------
AllianceBernstein Multi-Market Strategy Trust
  Class A                                             0.74%         0.61%
  Class B                                             0.38%        -0.13%
  Class C                                             0.20%        -0.12%
  Class R*                                            0.54%         0.53%
  Class K*                                            0.69%         0.85%
  Class I*                                            0.85%         1.19%

Merrill Lynch 1-5 Year Government Bond Index          1.16%         1.51%

Lipper Global Income Funds Average                    2.10%         0.10%


* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              0.61%         -3.60%
5 Years                             2.99%          2.11%
10 Years                            4.75%          4.30%
SEC Yield**                         2.01%

Class B Shares
1 Year                             -0.13%         -2.90%
5 Years                             2.22%          2.22%
10 Years(a)                         4.27%          4.27%
SEC Yield**                         1.37%

Class C Shares
1 Year                             -0.12%         -1.04%
5 Years                             2.19%          2.19%
10 Years                            3.96%          3.96%
SEC Yield**                         1.40%

Class R Shares+
1 Year                              0.53%          0.53%
Since Inception*                    1.06%          1.06%
SEC Yield**                         2.03%

Class K Shares+
1 Year                              0.85%          0.85%
Since Inception*                    1.37%          1.37%
SEC Yield**                         2.31%

Class I Shares+
1 Year                              1.19%          1.19%
Since Inception*                    1.70%          1.70%
SEC Yield**                         2.67%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

*  Inception Date: 3/1/05 for Class R, Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                            -3.50%
5 Years                                            2.01%
10 Years                                           4.46%

Class B Shares
1 Year                                            -2.77%
5 Years                                            2.11%
10 Years(a)                                        4.41%

Class C Shares
1 Year                                            -1.07%
5 Years                                            2.08%
10 Years                                           4.12%

Class R Shares+
1 Year                                             0.69%
Since Inception*                                   0.64%

Class K Shares+
1 Year                                             1.18%
Since Inception*                                   0.95%

Class I Shares+
1 Year                                             1.52%
Since Inception*                                   1.28%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

*  Inception Date: 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning                          Ending
                          Account Value                     Account Value                  Expenses Paid
                        November 1, 2005                   April 30, 2006                  During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual        Hypothetical       Actual        Hypothetical**      Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000          $1,007.42        $1,016.56         $ 8.26         $ 8.30
Class B            $1,000          $1,000          $1,003.76        $1,012.94         $11.87         $11.93
Class C            $1,000          $1,000          $1,002.03        $1,013.04         $11.76         $11.83
Class R            $1,000          $1,000          $1,005.37        $1,016.41         $ 8.40         $ 8.45
Class K            $1,000          $1,000          $1,006.88        $1,017.90         $ 6.92         $ 6.95
Class I            $1,000          $1,000          $1,008.51        $1,019.54         $ 5.28         $ 5.31

* Expenses are equal to the classes' annualized expense ratios of 1.66%, 2.39%, 2.37%, 1.69%, 1.39% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period ).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 7


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $143.6


SECURITY TYPE BREAKDOWN*
[ ]  43.1%   Sovereign Debt Obligations                [PIE CHART OMITTED]
[ ]  32.2%   Corporate Debt Obligations
[ ]  23.5%   U.S. Government & Government
             Sponsored Agency Obligations

[ ]   1.2%   Short-Term


* All data are as of April 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


8 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Belgium-2.6%
Government Obligation-2.6%
Kingdom of Belgium
  3.75%, 3/28/09(a)
  (cost $3,590,838)                         EUR         2,940     $   3,733,143

Canada-7.4%
Corporate Debt Obligations-7.4%
Bank of Nova Scotia
  3.93%, 2/18/10(a)                         CAD         5,000         4,366,128
GE Capital Canada Funding Co.
  5.30%, 7/24/07(a)                                     5,000         4,523,635
Wells Fargo Financial Canada Corp.
  3.60%, 6/28/10(a)                                     2,000         1,718,546

Total Canadian Securities
  (cost $9,131,737)                                                  10,608,309

Denmark-4.6%
Government Obligation-4.6%
Kingdom of Denmark
  6.00%, 11/15/09(a)
  (cost $6,513,863)                         DKK        36,700         6,681,760

France-7.6%
Corporate Debt Obligation-3.2%
Dexia Credit Local
  4.75%, 4/25/09(a)                         EUR         3,500         4,551,548

Government Obligation-4.4%
Government of France
  3.00%, 7/25/09 (TIPS)(a)                              4,804         6,368,079

Total French Securities
  (cost $11,489,810)                                                 10,919,627

Germany-6.7%
Corporate Debt Obligation-3.1%
Kreditanstalt fuer Wiederaufbau
  4.50%, 8/03/06(a)                                     3,500         4,429,315

Government Obligation-3.6%
Bundesobligation
  3.50%, 10/09/09(a)                                    4,100         5,154,683

Total German Securities
  (cost $8,943,726)                                                   9,583,998


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Ireland-4.4%
Government Obligation-4.4%
Republic of Ireland
  3.25%, 4/18/09
  (cost $6,154,342)                         EUR         5,000     $   6,256,180

Japan-9.2%
Government Obligations-9.2%
Government of Japan
  0.80%, 12/20/10(a)                        JPY       789,550         6,780,589
  1.40%, 3/21/11                                      739,100         6,505,943

Total Japanese Securities
  (cost $13,227,841)                                                 13,286,532

Mexico-3.8%
Government Obligations-3.8%
Mexican Cetes
  Zero coupon, 5/11/06(a)                   MXN        25,000         2,253,897
  Zero coupon, 7/06/06(a)                              36,812         3,282,887

Total Mexican Securities
  (cost $5,666,907)                                                   5,536,784

New Zealand-3.1%
Government Obligation-3.1%
Government of New Zealand
  7.00%, 7/15/09
  (cost $4,561,301)                         NZD         6,700         4,406,275

Norway-4.2%
Government Obligation-4.2%
Kingdom of Norway
  5.50%, 5/15/09(a)
  (cost $5,297,570)                         NOK        35,094         5,992,990

United Kingdom-8.2%
Corporate Debt Obligations-8.2%
Halifax, Plc.
  4.75%, 3/24/09(a)                         EUR         2,000         2,590,837
HBOS Treasury Services, Plc.
  4.88%, 12/21/07(a)                        GBP         2,500         4,552,579
UBS London
  8.00%, 1/08/07(a)                                     2,500         4,644,846

Total United Kingdom Securities
  (cost $12,061,739)                                                 11,788,262


10 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
United States-29.9%
Corporate Debt Obligations-8.1%
Citigroup, Inc.
  4.25%, 7/29/09(a)                         US$         5,000     $   4,835,880
JPMorgan Chase & Co.
  3.80%, 10/02/09(a)                                    5,000         4,744,880
Suntrust Bank
  4.54%, 6/02/09(a)(b)                                  2,000         2,003,000
                                                                  -------------
                                                                     11,583,760
U.S. Government and Government
Sponsored Agency Obligations-21.8%
Federal Home Loan Bank
  3.00%, 4/15/09(a)                                     4,000         3,765,808
  3.75%, 8/18/09(a)                                     4,500         4,313,754
Federal Home Loan Mortgage Corp.
  3.50%, 2/15/08(a)                         EUR         9,500        11,985,547
Federal National Mortgage Association
  1.75%, 3/26/08(a)                         JPY       730,000         6,542,516
  3.25%, 2/15/09(a)                         US$         5,000         4,754,615
                                                                  -------------
                                                                     31,362,240

Total United States Securities
  (cost $42,901,886)                                                 42,946,000

SHORT-TERM INVESTMENT-1.1%
Repurchase Agreement-1.1%
Deutsche Bank
  4.73%, 4/28/06, due 5/01/06 in
  the amount of $1,600,631
  (collateralized by $1,660,000
  FHLMC, 2.85%, 4/06/07; value
  $1,628,625) (cost $1,600,000)                         1,600         1,600,000

Total Investments-92.8%
  (cost $131,141,560)                                               133,339,860
Other assets less liabilities-7.2%                                   10,296,961

Net Assets-100%                                                   $ 143,636,821


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 11


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                        U.S. $         U.S. $
                         Contract      Value on       Value at     Unrealized
                          Amount     Origination      April 30,   Appreciation/
                           (000)         Date           2006     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Australian Dollar,
  settling 5/12/06          1,803    $ 1,330,266    $ 1,369,343    $    39,077

Japanese Yen,
  settling 5/31/06        174,492      1,483,300      1,538,811         55,511

Swedish Krona,
  settling 6/26/06         14,481      1,928,919      1,976,908         47,989

Sale Contracts:

British Pound,
  settling 6/16/06          4,401      7,874,315      8,030,775       (156,460)

Canadian Dollar,
  settling 5/10/06         13,915     12,146,385     12,448,326       (301,941)

Danish Krona,
  settling 5/30/06         41,795      6,758,611      7,080,831       (322,220)

Euro Dollar,
  settling
  5/18/06-6/19/06          37,523     45,438,661     47,418,626     (1,979,965)

Japanese Yen,
  settling 5/31/06      2,030,808     17,364,844     17,909,310       (544,466)

New Zealand Dollar,
  settling 5/12/06          4,500      2,859,414      2,871,752        (12,338)

Norwegian Kroner,
  settling 5/31/06         39,554      6,316,561      6,429,521       (112,960)


(a) Positions, or a portion thereof, with an aggregate market value of $114,571,462 have been segregated to collateralize forward exchange currency contracts.

(b) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at April 30, 2006.

Glossary of Terms:

FHLMC - Federal Home Loan Mortgage Corporation
TIPS - Treasury Inflation Protected Security

Currency Abbreviations:

CAD - Canadian Dollar
DKK - Danish Krona
EUR - Euro Dollar
GBP - Great British Pound
JPY - Japanese Yen
MXN - Mexican Peso
NOK - Norwegian Kroner
NZD - New Zealand Dollar
US$ - United States Dollar

See notes to financial statements.


12 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $131,141,560)           $ 133,339,860
Cash                                                                    452,972
Foreign cash, at value (cost $4,616,216)                              4,946,578
Receivable for investment securities sold and foreign
  currency contracts                                                  7,293,770
Interest receivable                                                   1,834,972
Unrealized appreciation of forward exchange currency
  contracts                                                             142,577
Receivable for capital stock sold                                        49,890
Total assets                                                        148,060,619

Liabilities
Unrealized depreciation of forward exchange currency
  contracts                                                           3,430,350
Dividends payable                                                       314,792
Payable for capital stock redeemed                                      272,508
Transfer Agent fee payable                                               64,163
Advisory fee payable                                                     59,385
Distribution fee payable                                                 42,383
Accrued expenses and other liabilities                                  240,217
Total liabilities                                                     4,423,798
Net Assets                                                        $ 143,636,821

Composition of Net Assets
Capital stock, at par                                             $      27,170
Additional paid-in capital                                          167,278,903
Undistributed net investment income                                   7,065,816
Accumulated net realized loss on investments
  and foreign currency transactions                                 (30,173,899)
Net unrealized depreciation of investments
  and foreign currency denominated assets and liabilities              (561,169)
                                                                  $ 143,636,821

Net Asset Value Per Share-18 billion shares of capital stock authorized, $0.001 par value

                                        Shares           Net Asset
Class              Net Assets        Outstanding           Value
------------------------------------------------------------------------
A                $ 132,033,276        24,979,972           $5.29*
B                $   4,050,199           764,891           $5.30
C                $   7,525,360         1,420,165           $5.30
R                $       9,374             1,772           $5.29
K                $       9,329             1,763           $5.29
I                $       9,283             1,754           $5.29


* The maximum offering price per share for Class A shares was $5.52 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 13


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
  of $1,485)                                                      $   2,679,308

Expenses
Advisory fee                                      $    380,140
Distribution fee--Class A                              208,940
Distribution fee--Class B                               23,784
Distribution fee--Class C                               39,887
Distribution fee--Class R                                   24
Distribution fee--Class K                                   12
Transfer agency--Class A                               274,867
Transfer agency--Class B                                10,219
Transfer agency--Class C                                16,243
Transfer agency--Class R                                    12
Transfer agency--Class K                                     9
Transfer agency--Class I                                     6
Custodian                                               89,527
Registration                                            59,825
Legal                                                   54,632
Administrative                                          48,000
Printing                                                42,015
Audit                                                   39,848
Directors' fees                                         15,412
Miscellaneous                                            7,685
Total expenses                                       1,311,087
Less: expense offset arrangement
  (see Note B)                                          (5,980)
Net expenses                                                          1,305,107
Net investment income                                                 1,374,201

Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions                                                29,339
  Foreign currency transactions                                       2,850,088
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                           221,559
  Foreign currency denominated assets
    and liabilities                                                  (3,606,286)
Net loss on investments and foreign
  currency transactions                                                (505,300)

Net Increase in Net Assets from
  Operations                                                      $     868,901


See notes to financial statements.


14 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended     Year Ended
                                                April 30, 2006     October 31,
                                                 (unaudited)          2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    1,374,201   $    3,430,608
Net realized gain on investments and
  foreign currency transactions                      2,879,427       13,008,868
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (3,384,727)     (13,428,564)
Net increase in net assets from
  operations                                           868,901        3,010,912

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (1,289,911)      (3,193,233)
  Class B                                              (26,319)         (75,467)
  Class C                                              (45,997)        (114,019)
  Class R                                                  (86)            (123)
  Class K                                                 (100)            (143)
  Class I                                                 (116)            (164)
Net realized gain on investment and
  foreign currency transactions
  Class A                                           (9,312,726)              -0-
  Class B                                             (331,416)              -0-
  Class C                                             (532,792)              -0-
  Class R                                                 (638)              -0-
  Class K                                                 (635)              -0-
  Class I                                                 (631)              -0-

Capital Stock Transactions
Net decrease                                       (11,794,772)     (40,657,357)
Total decrease                                     (22,467,238)     (41,029,594)

Net Assets
Beginning of period                                166,104,059      207,133,653
End of period (including undistributed net
  investment income of $7,065,816 and
  $7,054,144, respectively)                     $  143,636,821   $  166,104,059


See notes to financial statements.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 15


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Multi-Market Strategy Trust, Inc. (the "Fund") was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold currently with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


16 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 17


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


18 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


7. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .60% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2006, such fees amounted to $48,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABISmay make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $164,687 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $5,980 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $462 from the sale of Class A shares and received $2, $1,805 and $457 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2006.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 19


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $10,863,976, $2,024,205, $1,009 and $1,038 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $   46,808,250   $   70,968,056
U.S. government securities                                  -0-       5,766,647


At April 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation                                    $    4,392,073
Gross unrealized depreciation                                        (2,193,773)
Net unrealized appreciation                                      $    2,198,300

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments


20 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 21


of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2006, the Fund had no transactions in written options.

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount


22 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


(the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2006, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of April 30, 2006.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006       October 31,        2006        October 31,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              304,186       454,864   $   1,197,297   $   2,595,274
Shares issued in
  reinvestment of
  dividends and
  distributions        1,346,029       350,831       7,959,517       2,001,872
Shares converted
  from Class B            50,442        92,613         267,761         528,301
Shares redeemed       (3,534,073)   (7,229,621)    (19,472,409)    (41,246,376)
Net decrease          (1,833,416)   (6,331,313)  $ (10,047,834)  $ (36,120,929)



ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 23


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006       October 31,        2006        October 31,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold               40,160       156,247   $     214,600   $     892,989
Shares issued in
  reinvestment of
  dividends and
  distributions           54,956        10,242         291,727          58,542
Shares converted
  to Class A             (49,468)      (92,451)       (267,761)       (528,301)
Shares redeemed         (242,250)     (488,797)     (1,295,598)     (2,794,515)
Net decrease            (196,602)     (414,759)  $  (1,057,032)  $  (2,371,285)

Class C
Shares sold               35,396       114,618   $     187,710   $     654,383
Shares issued in
  reinvestment of
  dividends and
  distributions           85,330        15,077         453,828          86,224
Shares redeemed         (246,267)     (513,709)     (1,331,444)     (2,935,900)
Net decrease            (125,541)     (384,014)  $    (689,906)  $  (2,195,293)


                       Six Months                  Six Months
                         Ended       March 1,        Ended          March 1,
                        April 30,   2005(a) to      April 30,      2005(a) to
                          2006      October 31,       2006         October 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                   -0-        1,772   $          -0-  $      10,100
Shares issued in
  reinvestment of
  dividends and
  distributions                1            -0-              3              -0-
Shares redeemed               (1)           -0-             (3)             -0-
Net increase                  -0-        1,772   $          -0-  $      10,100

Class K
Shares sold                   -0-        1,763   $          -0-  $      10,050
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-        1,763   $          -0-  $      10,050

Class I
Shares sold                   -0-        1,754   $          -0-  $      10,000
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-        1,754   $          -0-  $      10,000

(a)  Commencement of distribution.


24 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Distribution to Shareholders

The tax character of distributions to be paid for the fiscal year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax char-


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 25


acter of distributions paid for the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    3,383,149   $    3,526,372
Total taxable distributions                      3,383,149        3,526,372
  Tax return of capital                                 -0-       4,029,104
Total distributions paid                    $    3,383,149   $    7,555,476

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   10,076,048
Accumulated capital and other losses                            (23,655,569)(a)
Unrealized appreciation/(depreciation)                              686,824(b)
Total accumulated earnings/(deficit)                         $  (12,892,697)(c)

(a) On October 31, 2005, the Fund had a net capital loss carryforward of $22,874,488 of which $6,799,602 expires in the year 2007, $9,788,373 expires in the year 2008, $3,634,196 expires in the year 2009, $303,013 expires in the year 2010 and $2,349,304 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, $572,902 of capital loss carryforwards expired. For the year ended October 31, 2005, the cumulative deferred loss on straddles was $781,081.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


26 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 27


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their


28 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 29


(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Event

On May 4, 2006, the Board of Directors of the Fund approved the liquidation and dissolution of the Fund. As of June 5, 2006, the Fund has suspended all sales of its shares pending the completion of the liquidation and the payment of liquid-


30 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


dating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after August 4, 2006.

In connection with the liquidation, the Board approved the immediate suspension of the Fund's distribution and / or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the Fund's shares on or after May 5, 2006. This CDSC waiver also applies to redemptions of shares of other Alliance Bernstein Mutual Funds that are acquired through exchange of the Fund's shares on or after May 5, 2006.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AllianceBernstein Mutual Funds, until August 4, 2006. Shareholders should be aware that the Fund is no longer pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its businesses and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class A
                                    ----------------------------------------------------------------------------
                                     Six Months
                                       Ended
                                     April 30,                        Year Ended October 31,
                                        2006     ---------------------------------------------------------------
                                    (unaudited)      2005         2004         2003        2002(a)      2001
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $5.66        $5.68        $5.70        $5.89        $5.99        $6.08

Income From Investment
  Operations
Net investment income(b)                 .05          .11          .14(c)       .17          .19          .35
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          (.01)        (.02)         .03         (.06)         .02          .13
Net increase in net asset value
  from operations                        .04          .09          .17          .11          .21          .48

Less: Dividends and
  Distributions
Dividends from
  net investment income                 (.05)        (.11)        (.09)        (.03)          -0-        (.32)
Distributions from net realized
  gain on investment and
  foreign currency transactions         (.36)          -0-          -0-          -0-          -0-          -0-
Tax return of capital                     -0-          -0-        (.10)        (.27)        (.31)        (.25)
Total dividends and distributions       (.41)        (.11)        (.19)        (.30)        (.31)        (.57)
Net asset value, end of period         $5.29        $5.66        $5.68        $5.70        $5.89        $5.99

Total Return
Total investment return based
  on net asset value(d)                  .74%        1.53%        3.11%        1.88%        3.74%        8.27%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $132,033     $151,845     $188,312     $224,504     $264,978     $289,265
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.66%(e)     1.55%        1.46%        1.49%        1.49%        1.48%
  Expenses, before waivers/
    reimbursements                      1.66%(e)     1.55%        1.52%        1.49%        1.49%        1.48%
  Net investment income                 1.87%(e)     1.90%        2.39%(c)     2.87%        3.22%        5.87%
Portfolio turnover rate                   34%          46%          62%         113%         115%          79%


See footnote summary on page 37.


32 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class B
                                    ----------------------------------------------------------------------------
                                     Six Months
                                       Ended
                                      April 30,                       Year Ended October 31,
                                        2006     ---------------------------------------------------------------
                                    (unaudited)      2005         2004         2003        2002(a)      2001
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $5.67        $5.69        $5.71        $5.90        $6.01        $6.10

Income From Investment
  Operations
Net investment income(b)                 .03          .07          .09(c)       .12          .14          .30
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          (.01)        (.03)         .04         (.05)         .02          .13
Net increase in net asset value
  from operations                        .02          .04          .13          .07          .16          .43

Less: Dividends and
  Distributions
Dividends from
  net investment income                 (.03)        (.06)        (.07)        (.02)          -0-        (.29)
Distributions from net realized
  gain on investment and
  foreign currency transactions         (.36)          -0-          -0-          -0-          -0-          -0-
Tax return of capital                     -0-          -0-        (.08)        (.24)        (.27)        (.23)
Total dividends and distributions       (.39)        (.06)        (.15)        (.26)        (.27)        (.52)
Net asset value, end of period         $5.30        $5.67        $5.69        $5.71        $5.90        $6.01

Total Return
Total investment return based
  on net asset value(d)                  .38%         .78%        2.39%        1.17%        2.84%        7.49%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $4,050       $5,454       $7,831      $12,904      $13,150      $11,311
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      2.39%(e)     2.28%        2.21%        2.23%        2.24%        2.24%
  Expenses, before waivers/
    reimbursements                      2.39%(e)     2.28%        2.28%        2.23%        2.24%        2.24%
  Net investment income                 1.13%(e)     1.16%        1.63%(c)     2.13%        2.44%        5.05%
Portfolio turnover rate                   34%          46%          62%         113%         115%          79%


See footnote summary on page 37.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class C
                                    ----------------------------------------------------------------------------
                                     Six Months
                                       Ended
                                     April 30,                       Year Ended October 31,
                                        2006     ---------------------------------------------------------------
                                    (unaudited)     2005         2004         2003        2002(a)       2001
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $5.68        $5.70        $5.71        $5.90        $6.01        $6.10

Income From Investment
  Operations
Net investment income(b)                 .03          .07          .10(c)       .13          .14          .30
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          (.02)        (.02)         .04         (.06)         .02          .13
Net increase in net asset value
  from operations                        .01          .05          .14          .07          .16          .43

Less: Dividends and
  Distributions
Dividends from
  net investment income                 (.03)        (.07)        (.07)        (.02)          -0-        (.29)
Distributions from net realized
  gain on investment and
  foreign currency transactions         (.36)          -0-          -0-          -0-          -0-          -0-
Tax return of capital                     -0-          -0-        (.08)        (.24)        (.27)        (.23)
Total dividends and distributions       (.39)        (.07)        (.15)        (.26)        (.27)        (.52)
Net asset value, end of period         $5.30        $5.68        $5.70        $5.71        $5.90        $6.01

Total Return
Total investment return based
  on net asset value(d)                  .20%         .81%        2.57%        1.17%        2.83%        7.48%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $7,526       $8,775      $10,991      $14,480      $17,592      $15,208
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      2.37%(e)     2.26%        2.17%        2.20%        2.20%        2.19%
  Expenses, before waivers/
    reimbursements                      2.37%(e)     2.26%        2.24%        2.20%        2.20%        2.19%
  Net investment income                 1.16%(e)     1.18%        1.67%(c)     2.15%        2.48%        5.10%
Portfolio turnover rate                   34%          46%          62%         113%         115%          79%


See footnote summary on page 37.


34 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Class R
                                                      -------------------------
                                                       Six Months
                                                         Ended        March 1,
                                                       April 30,     2005(f) to
                                                          2006      October 31,
                                                      (unaudited)      2005
                                                      -----------   -----------

Net asset value, beginning of period                      $5.67        $5.70

Income From Investment Operations
Net investment income(b)                                    .05          .07
Net realized and unrealized loss on investment and
  foreign currency transactions                            (.02)        (.03)
Net increase in net asset value from operations             .03          .04

Less: Dividends and Distributions
Dividends from net investment income                       (.05)        (.07)
Distributions from net realized gain on investment
  and foreign currency transactions                        (.36)          -0-
Total dividends and distributions                          (.41)        (.07)
Net asset value, end of period                            $5.29        $5.67

Total Return
Total investment return based on net asset value(d)         .54%         .69%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                   $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)               1.69%        1.70%
  Expenses, before waivers/reimbursements(e)               1.69%        1.70%
  Net investment income(e)                                 1.83%        1.79%
Portfolio turnover rate                                      34%          46%


See footnote summary on page 37.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class K
                                                      -------------------------
                                                       Six Months
                                                          Ended       March 1,
                                                       April 30,    2005(f) to
                                                          2006      October 31,
                                                      (unaudited)       2005
                                                      -----------   -----------
Net asset value, beginning of period                      $5.67        $5.70

Income From Investment Operations
Net investment income(b)                                    .06          .08
Net realized and unrealized loss on investment and
  foreign currency transactions                            (.02)        (.03)
Net increase in net asset value from operations             .04          .05

Less: Dividends and Distributions
Dividends from net investment income                       (.06)        (.08)
Distributions from net realized gain on investment
  and foreign currency transactions                        (.36)          -0-
Total dividends and distributions                          (.42)        (.08)
Net asset value, end of period                            $5.29        $5.67

Total Return
Total investment return based on net asset value(d)         .69%         .90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $9          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)               1.39%        1.39%
  Expenses, before waivers/reimbursements(e)               1.39%        1.39%
  Net investment income(e)                                 2.14%        2.11%
Portfolio turnover rate                                      34%          46%


See footnote summary on page 37.


36 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class I
                                                      -------------------------
                                                       Six Months
                                                          Ended      March 1,
                                                       April 30,    2005(f) to
                                                          2006      October 31,
                                                      (unaudited)      2005
                                                      -----------   -----------
Net asset value, beginning of period                      $5.67        $5.70

Income From Investment Operations
Net investment income(b)                                    .07          .09
Net realized and unrealized loss on investment and
  foreign currency transactions                            (.02)        (.03)
Net increase in net asset value from operations             .05          .06

Less: Dividends and Distributions
Dividends from net investment income                       (.07)        (.09)
Distributions from net realized gain on investment
  and foreign currency transactions                        (.36)          -0-
Total dividends and distributions                          (.43)        (.09)
Net asset value, end of period                            $5.29        $5.67

Total Return
Total investment return based on net asset value(d)         .85%        1.12%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $9          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)               1.06%        1.05%
  Expenses, before waivers/reimbursements(e)               1.06%        1.05%
  Net investment income(e)                                 2.46%        2.43%
Portfolio turnover rate                                      34%          46%


(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.14, decrease net realized and unrealized loss on investments per share by $.14 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 5.56% to 3.22% for Class A, from 4.79% to 2.44% for Class B and from 4.83% to 2.48% for Class C. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of waivers/reimbursements by the Adivser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 37


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of AllianceBernstein Multi-Market Strategy Trust (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005 and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objective, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. At the December 19, 2005 Meeting, with respect to the second item of business, the approval to amend and restate the Charter of the Fund, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                            Withheld
                                       Voted For            Authority
                               --------------------------------------------
       Ruth Block                     18,344,046             870,327
       David H. Dievler               18,341,896             872,477
       John H. Dobkin                 18,351,034             863,339
       Michael J. Downey              18,345,670             868,703
       William H. Foulk, Jr.          18,340,886             873,488
       D. James Guzy                  18,142,080           1,072,293
       Marc O. Mayer                  18,315,434             898,939
       Marshall C. Turner, Jr.        18,349,842             864,531


                                                      Voted                      Broker
                                      Voted For      Against    Abstained      Non-Votes
------------------------------------------------------------------------------------------
2.     The amendment and
       restatement of the Fund's
       charter, which repealed in
       its entirety all currently
       existing charter provisions
       and substituted in lieu
       thereof new provisions set
       forth in the Form of Articles
       of Amendment and
       Restatement attached to
       the Fund's Proxy Statement
       as Appendix D.                15,528,914      626,268    1,049,976              0


38 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                      Voted                      Broker
                                      Voted For      Against    Abstained      Non-Votes
------------------------------------------------------------------------------------------
3.B.   Issuing Senior Securities
       and Borrowing Money           13,524,498      780,449      596,324      4,313,103

3.D.   Concentration of
       Investments                   13,651,551      686,080      563,640      4,313,103

3.E.   Real Estate and Companies
       that Deal in Real Estate      13,618,807      729,215      553,249      4,313,103

3.F.   Commodity Contracts
       and Futures Contracts         13,559,661      772,717      568,892      4,313,103

3.G.   Loans                         13,531,210      802,090      567,071      4,313,103

3.H.   Joint Securities Trading
       Accounts                      13,610,028      726,534      564,708      4,313,103

3.I.   Exercising Control            13,636,062      695,939      569,268      4,313,103

3.J.   Other Investment
       Companies                     13,594,299      719,274      587,697      4,313,103

3.K.   Oil, Gas and Other Types
       of Minerals or Mineral
       Leases                        13,689,688      697,586      513,997      4,313,103

3.L.   Purchases of Securities
       on Margin                     13,484,472      851,797      565,001      4,313,103

3.M.   Short Sales                   13,496,689      815,701      588,880      4,313,103

3.N.   Pledging, Hypothecating,
       Mortgaging, or Otherwise
       Encumbering  Assets           13,438,549      892,778      569,943      4,313,103

3.P.   Warrants                      13,537,361      770,184      593,726      4,313,103

4.a    Approval of the
       reclassification of the
       Fund's fundamental
       investment objective
       as non-fundamental with
       changes to the Fund's
       investment objective.         13,219,353      829,021      852,896      4,313,103


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 39


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team. Messrs. Mon and Peebles are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


40 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 41


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Multi-Market Strategy Trust, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


42 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(2)

                                           Advisory Fee Based on % of
Fund                                       Average Daily Net Assets
----------------------------------------------------------------------------
AllianceBernstein Multi-Market          First $2.5 billion         0.50%
  Strategy Trust, Inc.                  Next $2.5 billion          0.45%
                                        Excess of $5 billion       0.40%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                            As a % of
Fund                                     Amount      average daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Multi-Market          $98,000                0.04
  Strategy Trust, Inc.

The table below shows the Fund's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

Fund                           Expense Ratio(3),(4),(5),(6)    Fiscal Year End
-------------------------------------------------------------------------------
AllianceBernstein Multi-Market        Class A    1.47%           October 31
  Strategy Trust, Inc.                Class B    2.20%
                                      Class C    2.18%
                                      Class R    1.57%
                                      Class K    1.28%
                                      Class I    1.03%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to


(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(3) This is the expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

(4) The expense ratios assume that the new Class R, K and I fee schedule had been in place since the beginning of the Fund's fiscal year.

(5) For Class K and Class I shares the expense ratios do not reflect the administrative services fee for third party record keeping services of 0.15% and 0.10% respectively.

(6) For Class R shares the expense ratios do not reflect the administrative services fee for third party record keeping services of 0.20%.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 43


the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:

Asset Class                          Fee(7)
---------------------------------------------
Fixed Income                         0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies


(7) The fee charged to the fund includes a 0.10% fee for administrative services.


44 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the effective management fees relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                     Effective           Lipper
Fund                             Management Fee(9)    Group Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Multi-Market        0.500               0.440          2/2
  Strategy Trust, Inc.

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group(10). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                                      Lipper           Lipper
                                     Expense          Group            Group
Fund                                Ratio(11)         Median            Rank
-------------------------------------------------------------------------------
AllianceBernstein Multi-Market        1.453            1.018             2/2
  Strategy Trust, Inc.

Based on this analysis the Fund's effective management fee and total expense ratio are higher than the respective Lipper Expense Group medians although it should be noted that the Lipper Expense Group consisted of only two funds.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management re-


(8) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.

(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11)  Most recent fiscal year end Class A share expense ratio.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 45


porting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(12) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of each of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                         Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Multi-Market Strategy Trust, Inc.               $2,783


(12) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


46 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Fund                                12b-1 Fees Received       CDSC Received
------------------------------------------------------------------------------
AllianceBernstein Multi-Market            $831,756               $19,143
  Strategy Trust, Inc.

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                            AGIS Fee
-----------------------------------------------------------------------------
AllianceBernstein Multi-Market Strategy Trust, Inc.             $459,203

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST o 47


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(13) relative to its Lipper group for the periods ended May 31, 2005:

AllianceBernstein Multi-
Market Strategy Trust, Inc.(14)           Group
  1 year                                   1/2
  3 year                                   2/2
  5 year                                   2/2
  10 year                                  1/1

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmarks(16).

                                       Periods Ending May 31, 2005
                                          Annualized Performance
-------------------------------------------------------------------------------
                                 1         3         5        10      Since
Funds                          Year      Year      Year      Year   Inception
-------------------------------------------------------------------------------
AllianceBernstein
Multi-Market Strategy
Trust, Inc.                    3.63      3.42      4.04      6.04      3.92

Merrill Lynch 1-5 Yr.
Gov't Bond Index               2.32      3.20      5.32      5.50      5.99

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


(13)  The performance rankings are for the Class A shares of the Fund.

(14)  Lipper was unable to provide a universe suitable to the Fund.

(15)  The Fund's performance returns are for the Class A shares of the Fund.


48 o ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST


ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MMST-0152-0406


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------
12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Multi-Market Strategy Trust, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: June 28, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: June 28, 2006